UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022 (April 7, 2022)

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

Discovery, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 12, 2022, Warner Bros. Discovery, Inc. (“WBD” or the “Company”), formerly known as Discovery, Inc. (“Discovery”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, that it had completed the previously announced combination (the “Merger”) of Discovery and the WarnerMedia business (the “WarnerMedia Business”) of AT&T Inc. (“AT&T”) pursuant to (1) that certain Agreement and Plan of Merger, dated as of May 17, 2021 (as amended, the “Merger Agreement”), by and among Discovery, Drake Subsidiary, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Discovery, AT&T and Magallanes, Inc., a Delaware corporation and formerly a wholly owned subsidiary of AT&T (“Spinco”), (2) that certain Separation and Distribution Agreement, dated as of May 17, 2021 (as amended, the “Separation Agreement”), by and among Discovery, AT&T and Spinco, and (3) certain other agreements in connection with the transactions contemplated by the Merger Agreement and the Separation Agreement.

The Original Form 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(3) and Item 9.01(b)(2) of Form 8-K. This Amendment No. 1 to the Original Form 8-K (this “Form 8-K/A”) is being filed solely for the purpose of amending Items 9.01(a) and (b) to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The Original Form 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Form 8-K/A.

The pro forma financial information included as Exhibit 99.2 to this Form 8-K/A has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the transactions had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited combined financial statements and related notes of the WarnerMedia Business as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019 are attached to this Current Report on Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company and the WarnerMedia Business are attached to this Current Report on Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP in respect of the WarnerMedia Business’s financial statements.

99.1	Audited Combined Financial Statements and Related Notes of the WarnerMedia Business as of December 31, 2021 and 2020 and for the Years Ended December 31, 2021, 2020 and 2019 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the registrant on March 7, 2022).

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Warner Bros. Discovery, Inc. (f/k/a Discovery, Inc.) and the WarnerMedia Business as of and for the Year Ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2022	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
Name: Gunnar Wiedenfels
Title: Chief Financial Officer